UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 7, 2022, Lument Finance Trust, Inc. (the “Company”) issued a press release to announce the transferable rights offering described below in Item 8.01 of this Current Report on Form 8-K. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On January 7, 2022, the Company announced its intent to conduct a transferable rights offering pursuant to which the Company will distribute transferable subscription rights (“Rights”) to purchase up to 37,421,825 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) to holders of record of Common Stock as of 5:00 p.m., New York City Time, on January 18, 2022 (the “Record Date”).

Upon commencement of the transferable rights offering, each holder of record of Common Stock as of the Record Date (a “Record Date Stockholder”) will be issued 1.5 Rights for each outstanding share Common Stock owned on the Record Date. The Rights entitle the holders thereof to purchase one new share of Common Stock for every right held (the “Primary Subscription”). The Company intends to apply to list the Rights for trading on the New York Stock Exchange (the “NYSE”) under the symbol “LFTRT,” with trading anticipated to begin on or around January 19, 2022. Rights may be exercised at any time during the subscription period, which commences on January 19, 2022, and ends at 5:00 p.m., New York City time, on February 11, 2022 (the “Expiration Date”). Record Date Stockholders who fully exercise all Rights issued to them are entitled to subscribe for additional shares of Common Stock that were not subscribed for by other holders in the Primary Subscription, on the terms and subject to the conditions set forth in the prospectus supplement for the rights offering, including as to proration. In addition, any holders of Rights who were not Record Date Stockholders (“Non-Record Date Holders”) who exercise Rights are entitled to subscribe for additional shares of Common Stock that are not otherwise subscribed for by Record Date Stockholders pursuant to their over-subscription privilege, on the terms and subject to the conditions set forth in the prospectus supplement for the rights offering, including as to proration. These over-subscription privileges are referred to as the “Over-Subscription Privilege.”

OREC Investment Holdings, LLC, an affiliate of the Company’s external manager, OREC Investment Management, LLC doing business as Lument Investment Management (the “Manager”), has indicated that it intends to exercise its Over-Subscription Privilege and make a total investment of up to $40.0 million in shares of Common Stock in the rights offering. In addition, Hunt Companies Equity Holdings, LLC has indicated that it intends to over-subscribe, and the Company’s directors and officers have indicated that they intend to exercise in full their Rights. Any over-subscription by OREC Investment Holdings, LLC will be effected only after the pro rata allocation of shares to (1) Record Date Stockholders who fully exercise all Rights issued to them in and (2) any Non-Record Date Holders who exercises Rights. In connection with the rights offering, the Company’s board of directors intends to grant OREC Investment Holdings LLC an exemption to the 9.8% ownership limit set forth in the Company’s charter in order to permit OREC Investment Holdings LLC to own more than 9.8% of the Company’s common stock.

The subscription price per share of Common Stock will equal 92.5% of the volume-weighted average of the sales prices of the Common Stock on the NYSE for the five consecutive trading days ending on the Expiration Date; provided the subscription price per share will be no less than $3.06 which equals 70% of the book value per share of the Common Stock as of September 30, 2021. Because the subscription price will be determined on the Expiration Date, holders of Rights will generally not know the subscription price at the time of exercise and will be required initially to pay for both the shares of Common Stock subscribed for pursuant to the Primary Subscription and, if eligible, any additional shares of Common Stock pursuant to the Over-Subscription Privilege at the estimated subscription price of $3.58 per share. Holders of Rights who exercise their Rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent. If the rights offering is terminated, all Rights will expire without value, and no amounts paid to acquire Rights on the NYSE or otherwise would be returned.

The rights offering will be made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 258134) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on August 6, 2021. The rights offering will only be made by means of the prospectus supplement dated January 7, 2022 (the “Prospectus Supplement”) and the accompanying base prospectus dated August 6, 2021.

On January 7, 2022, the Company and the Manager entered into a dealer manager agreement with Wells Fargo Securities, LLC and JMP Securities LLC, the dealer managers for the proposed rights offering. A copy of the dealer manager agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. In connection with the filing of the prospectus supplement, the Company is filing the opinion of Mayer Brown LLP with respect to certain U.S. Federal income tax matters as Exhibit 8.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any of its subsidiaries, nor shall there be any offer, solicitation or sale of any securities of the Company or any of its subsidiaries in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed rights offering, including statements containing the words “will,” “expect,” and words of similar import. There can be no assurance that the proposed rights offering will be commenced or, if commenced, will be consummated on the terms described above. For a further list and description of the risks and uncertainties inherent in forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Prospectus Supplement. Forward-looking statements are not guarantees of performance, results or future events and speak only as of the date such statements are made. The Company undertakes no obligation to publicly update or release any revisions to its forward-looking statements, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
8.1	Opinion of Mayer Brown LLP regarding tax matters (including consent of such firm).

10.1	Dealer Manager Agreement, dated January 7, 2022, by and among Lument Finance Trust, Inc., OREC Investment Management, LLC, Wells Fargo Securities, LLC and JMP Securities LLC.

99.1	Press release, dated January 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMENT Finance Trust, Inc.

	By:	/s/ James A. Briggs
James A. Briggs
Dated: January 7, 2022		Chief Financial Officer